Exhibit 3.99

Form LP 201
(Rev. Jan. 1999)

Filing Fee $75

SUBMIT IN DUPLICATE!

File #     S019229

Assigned by
Secretary of State

Return to: Department of
Business Services
Limited Partnership Division
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.sos.state.il.us.

All correspondence regarding
this filing will be sent to the
registered agent of the limited
partnership unless a self-
addressed envelope with pre-
paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:	KIMBALL HILL SHAMROCK FARM LIMITED PARTNERSHIP

2.	The address, including county, of the office at which the records required by Section 104 are to be kept is: (P.O. Box
	alone and c/o are unacceptable)	5999 NEW WILKE ROAD, SUITE 504, ROLLING MEADOWS, IL 60008
Cook Cty.

3.	Federal Employer Identification Number (F.E.I.N.):		APPLIED FOR.

4.	This certificate of limited partnership is effective on: (Check one)
a) ☒ the filing date, or b) ☐ another date later than but not more than 60 days subsequent
		to the filing date:		.
(month, day, year)
5.	The limited partnership’s registered agent’s name and registered office address is:

	Registered agent:	CT CORPORATION SYSTEM
	First name		Middle name		Last name
	Registered Office:	208 South LaSalle Street
	(P.O. Box alone and	Number	Street	Suite #
	c/o are unacceptable)	Chicago	Cook	Illinois	60604.
		City	County		ZIP Code
6.	The limited partnership’s purpose(s) is:	ACQUISTION AND DEVELOPMENT OF RESIDENTIAL REAL ESTATE.

	IRS Business Code Number is:	531110

7.	Dissolution date is:	☐ Perpetual or	OCTOBER 25, 2022
(month, day, year)

8.	The total aggregate dollar amount of cash, property and services contributed by all partners is

$3,145,000

9.	A brief statement of the partners’ membership termination and distribution rights:

PARTNERS ENTITLED TO DISTRIBUTIONS UPON TERMINATION OF PARTNERSHIP AS SET FORTH IN THE
PARTNERSHIP AGREEMENT.

NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

All general partners are required to sign the certificate of limited partnership.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ David K. Hill	Number/Street		5999 NEW WILKE ROAD, SUITE 504

Type or print name and title	David K. Hill	City/town	ROLLING MEADOWS
CEO and Chairman of the Board
Name of General Partner if a corporation or
other entity	KIMBALL HILL, INC.	State	ILLINOIS	ZIP Code	60008

2. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

3. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check,
Illinois attorney’s check, Illinois C.P.A.’s check or money
order, payable to “Secretary of State.”

DO NOT SEND CASH!

Form LP 202
(Rev. July 2003)

Filing Fee $50

SUBMIT IN DUPLICATE!

Return to: Department of
Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.ilsos.net

All correspondence regarding
this filing will be sent to
the registered agent of the limited partnership unless a
self-addressed envelope with
pre-paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:		Kimball Hill Shamrock Farm Limited Partnership.

2.	File number assigned by the Secretary of State:		S019229.

3.	Federal Employer Identification Number (F.E.I.N.):		37-1446039.

4.	The certificate of limited partnership is amended as follows:
(Check all applicable changes here and specify them in item 5.) (Address changes, P.O. Box alone is unacceptable)

	☐	a)	Admission of a new general partner (give name and business address in item 5 on reverse).

	☐	b)	Withdrawal of a general partner (give name in item 5 on reverse).

	☐	c)	Change of registered agent and/or registered agent’s office (give new name and address, including county on item 5 on reverse).

	☐	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address in item 5 on reverse).

	☐	e)	Change in the general partners name and/or business address (give name and new address in item 5 on reverse).

	☐	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).

	☒	g)	Change in limited partnership’s name (give new name in item 5 on reverse).

	☐	h)	Change in date of dissolution (give new date in item 5 on reverse).

	☐	i)	Other (give information in item 5 on reverse).

C LP-9.9

5.	Place Item #4 changes here:

g)	The name of the partnership is changed to: Legend Lakes Limited Partnership.

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

6.	NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road, Suite 504

Type or print name and title	Hal H. Barber, Senior	City/town	Rolling Meadows
Vice President
Name of General Partner if a corporation or
other entity	Kimball Hill, Inc.	State	Illinois	ZIP Code	60008
(must be in good standing)

2. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code
(must be in good standing)

3. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

DO NOT SEND CASH!

Form LP1108C (Rev. 06/12/2003)

FILING DEADLINE IS

 PRIOR TO 10/01/2004

$150 FILING FEE Submit Typed Duplicate DO NOT SEND CASH!
SECRETARY OF STATE - STATE OF ILLINOIS LIMITED PARTNERSHIP BIENNIAL RENEWAL REPORT

DO NOT MAKE CHANGES ON THIS FORM IF CHANGES ARE NECESSARY: PLEASE USE AMENDMENT FORM LP 202 (ILLINOIS) OR LP 305 (FOREIGN)

Registered Agent name and Registered Agent’s office address.

C T CORPORATION SYSTEM
208 SO LASALLE ST, SUITE 814	Cook County
CHICAGO IL 60604-1101

Limited Partnership Name: LEGEND LAKES LIMITED PARTNERSHIP

Secretary of State’s Assigned File Number: S019229 Federal Employer Identification Number: 371446039
State of Jurisdiction: Illinois	If Foreign attach a current Certificate of Good Standing.

I affirm this limited partnership still exists in Illinois.

Address of office where records required by Section 104 (Illinois) or Section 902 (Foreign) are kept:

5999 NEW WILKE ROAD–SUITE 504	Cook County
ROLLING MEADOWS IL 60008

The undersigned affirms, under penalty of perjury, that the facts stated herein are true.

Renewal report must be signed by a general partner.
RETURN TO:
/s/ Hal H. Barber	Secretary of State
(Signature)	Department of Business Services
Hal H. Barber, Vice-President	Limited Partnership Division
(Type or Print Name and Title)	Room 357 Howlett Building
Kimball Hill, Illinois LLC.	Springfield, Illinois 62756
(Name of General Partner if a corporation or other entity)	Telephone: (217) 785-8960
(Signature must be in black ink on an original document. Carbon copy, photo copy or rubber stamp signature may only be used on conformed copies).

000484

Form LP 202
(Rev. July 2003)

Filing Fee: $50

SUBMIT IN DUPLICATE!

Return to: Department of
Business Services
Limited Partnership Section
Room 357, Howlett Building
Springfield, IL 62756
Telephone: (217) 785-8960
http://www.ilsos.net

All correspondence regard-
ing this filing will be sent to
the registered agent of the
limited partnership unless a
self-addressed envelope with
pre-paid postage is included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS CERTIFICATE OF AMENDMENT TO THE CERTIFICATE OF LIMITED PARTNERSHIP (Illinois limited partnership) (Please type or print clearly)

1.	Limited partnership’s name:		LEGEND LAKES LIMITED PARTNERSHIP.

2.	File number assigned by the Secretary of State:		S019229.

3.	Federal Employer Identification Number (F.E.I.N.):		371446039.

4.	The certificate of limited partnership is amended as follows:
(Check all applicable changes here and specify them in item 5.) (Address changes, P.O. Box alone is unacceptable)

	☒	a)	Admission of a new general partner (give name and business address in item 5 on reverse).

	☒	b)	Withdrawal of a general partner (give name in item 5 on reverse).

	☐	c)	Change of registered agent and/or registered agent’s office (give new name and address, including county on item 5 on reverse).

	☐	d)	Change in the address of the office at which the records required by Section 201 of the Act are kept (give new address in item 5 on reverse).

	☐	e)	Change in the general partners name and/or business address (give name and new address in item 5 on reverse).

	☐	f)	Change in the partners’ total aggregate contribution amount (give new dollar amount in item 5 on reverse).

	☐	g)	Change in limited partnership’s name (give new name in item 5 on reverse).

	☐	h)	Change in date of dissolution (give new date in item 5 on reverse).

	☐	i)	Other (give information in Item 5 on reverse).

CLP-9.9

5.	Place Item #4 changes here:

	new General Partner:	Kimball Hill Homes Illinois, LLC
	Address:	5999 New Wilke Road, Bldg 5
Rolling Meadows, IL 60008

	Withdrawn General Partner:	Kimball Hill, Inc.
	Address:	5999 New Wilke Road, Suite 504
Rolling Meadows, IL 60008

If additional space is needed for item 4, it must be continued in the same format on a plain white 8 1/2 x 11 sheet, which must be stapled to this form.

6.	NAME(S) & BUSINESS ADDRESS(ES) OF GENERAL PARTNER(S)

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original certificate of amendment must be signed by a general partner, all new general partners and at least one withdrawing general partner.

SIGNATURE AND NAME		BUSINESS ADDRESS
1. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road, Bldg 5

Type or print name and title	Hal H. Barber	City/town	Rolling Meadows
Senior Vice President Kimball Hill, Inc., Member
Name of General Partner if a corporation or
other entity	Kimball Hill Homes, Illinois, LLC	State	Illinois	ZIP Code	60008
(must be in good standing)

2. Signature	/s/ Hal H. Barber	Number/Street		5999 New Wilke Road Suite 504

Type or print name and title	Hal H. Barber	City/town	Rolling Meadows
Senior Vice President
Name of General Partner if a corporation or
(Withdrawing General Partner)
other entity	Kimball Hill, Inc.	State	Illinois	ZIP Code	60008
	(must be in good standing)

3. Signature	Number/Street

Type or print name and title	City/town

Name of General Partner if a corporation or
other entity	State	ZIP Code

(Signatures must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

DO NOT SEND CASH!

Form LP 1110

(Rev. July 2003)

SUBMIT IN DUPLICATE!

REINSTATEMENT

FEE                                   $200

PLUS PENALTY

AMOUNT (#6)   +   100

              TOTAL     $300

All correspondence
regarding this filing will
be sent to the registered
agent of the limited
partnership unless a self-
addressed envelope with
pre-paid postage is
included.

JESSE WHITE SECRETARY OF STATE STATE OF ILLINOIS APPLICATION FOR REINSTATEMENT CERTIFICATE OF LIMITED PARTNERSHIP APPLICATION FOR ADMISSION

1.	Limited partnership’s name:		Legend Lakes Limited Partnership.

2.	File number assigned by the Secretary of State:		S019229.

3.	Federal Employer Identification Number (F.E.I.N.):		371446039.

4.	Admitting name, foreign only, or assumed name, if any, under which the limited partnership is transacting business in
Illinois:

5.	State of jurisdiction:		Illinois

6.	The application for reinstatement is to return the limited partnership to good standing: (Check and complete where appropriate)

	☒	a)	$100 for each failure to file the renewal report(s) before the due date

	☐	b)	$100 for each failure to file the renewal report(s) within 90 days after the anniversary date. The DEFAULT penalty.

	☐	c)	$100 for failure to file a “Certificate to be Governed” in the specified time allowed. (Prior to 1/1/90)

	☐	d)	$100 for failure to maintain a registered agent in this state as required.

	☐	e)	$100 for failure to report a FEIN within 180 days after filing the initial document with the Secretary of State.

Penalty of $100 for each delinquency checked in item number 6 (a through e above).

The penalty amount is: $100.00. (ENTER ON TOP OF FORM)

– over –

C LP-17.8

Form LP 1110
(Rev. July 2003)

Reinstatement required but no additional penalty amount due:
☐	f)	Other (specify)
	☐	a)	Failure to submit Certificate of Good Standing and/or Certificate of Existence.
	☐	b)	Failure to renew required assumed name.

This application must be accompanied by all delinquent reports and/or documents together with the filing fees and penalties required.

The undersigned affirms, under penalties of perjury, that the facts stated herein are true.

The original application for reinstatement must be signed by at least one general partner.

Signature	/s/ Hal H. Barber

Type or print name and title	Hal H. Barber, Senior Vice President

Name of General Partner if a corporation or other entity	Kimball Hill, Inc., member of:

Kimball Hill Homes Illinois, LLC 0116 - 3396
(must be in good standing)

(Signature must be in BLACK INK on an original document. Carbon copy, photocopy or rubber stamp signatures may only be used on conformed copies.)

FORMS OF PAYMENT:

Payment must be made by certified check, cashier’s check, Illinois attorney’s check, Illinois C.P.A.’s check or money order, payable to “Secretary of State.” DO NOT SEND CASH!

RETURN TO:

Secretary of State

Department of Business Services

Limited Partnership Section

Room 357, Howlett Building

Springfield, Illinois 62756

Telephone: (217) 785-8960

http://www.ilsos.net